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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2001



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                                 SERACARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                      1-13977                  95-4343492
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

   1925 CENTURY PARK EAST, SUITE 1970, LOS ANGELES, CA          90067
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                              --------------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 772-7777


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                -----------------

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ITEM 5. OTHER EVENTS

     On January 25, 2001, SeraCare, Inc. announced it is establishing a plasma donor program in collaboration with Quest Diagnostics, the nation's leading provider of diagnostic testing, information and services. The program will collect plasma specimens containing various disease state antibodies from voluntary donors for use as controls and standards by in vitro diagnostics manufacturers. SeraCare and Quest Diagnostics will operate under a profit sharing arrangement with respect to the collaboration.

     In connection with the collaboration, SeraCare, Inc. has issued Quest Diagnostics a warrant to purchase 1,748,605 shares of SeraCare, Inc.'s common stock at $4.01 per share. SeraCare, Inc. has also entered into a Registration Rights Agreement with Quest Diagnostics pursuant to which SeraCare, Inc. has agreed to grant Quest Diagnostics certain registration rights with respect to the shares of common stock issuable upon exercise of the Warrant. The Warrant, the Registration Rights Agreement and the press release issued by SeraCare, Inc. in connection therewith are filed herein by reference. The description of the Warrant and the Registration Rights Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

EXHIBIT NO.    DESCRIPTION

    99.1 Warrant to purchase Common Stock, issued by SeraCare, Inc. in favor of Quest Diagnostics Incorporated.

    99.2 Registration Rights Agreement, between SeraCare, Inc. and Quest Diagnostics Incorporated.

    99.3       Text of press release of SeraCare, Inc. issued January 25, 2001.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SERACARE, INC.



                                 By: /s/  JERRY L. BURDICK
                                     --------------------------------------
                                     Jerry L. Burdick
Date:    January 25, 2001            Executive Vice President
                                     and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

    99.1 Warrant to purchase Common Stock, issued by SeraCare, Inc. in favor of Quest Diagnostics Incorporated.

    99.2 Registration Rights Agreement, between SeraCare, Inc. and Quest Diagnostics Incorporated.

    99.3       Text of press release of SeraCare, Inc. issued January 25, 2001.